Exhibit 99.2

NII HOLDINGS, INC. AND SUBSIDIARIES
2004 CONSOLIDATED STATEMENTS OF OPERATIONS — NON-LAGGED BASIS
(in millions and unaudited)

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
Operating revenues
Service and other revenues	$275.1	$288.2	$306.7	$344.8	$1,214.8
Digital handset and accessory revenues	12.6	15.7	18.7	18.1	65.1

	287.7	303.9	325.4	362.9	1,279.9

Operating expenses
Cost of service (exclusive of depreciation included below)	72.1	77.4	87.5	95.5	332.5
Cost of digital handset and accessory sales	47.3	51.2	52.1	56.5	207.1
Selling, general and administrative	87.1	93.6	104.9	106.0	391.6
Depreciation	20.0	20.6	21.4	22.1	84.1
Amortization	3.9	3.4	3.4	3.5	14.2

	230.4	246.2	269.3	283.6	1,029.5

Operating income	57.3	57.7	56.1	79.3	250.4

Other income (expense)
Interest income (expense)	(16.0)	(10.9)	(11.5)	(16.7)	(55.1)
Interest income	2.2	3.2	3.8	3.5	12.7
Loss on extinguishment of debt, net	(79.3)	—	—	—	(79.3)
Foreign currency transaction gains (losses), net	6.7	1.6	(0.9)	1.8	9.2
Other (expense) income, net	(1.0)	2.7	(1.9)	(2.1)	(2.3)

	(87.4)	(3.4)	(10.5)	(13.5)	(114.8)

(Loss) income before income tax provision and cumulative effect of change in accounting principle	(30.1)	54.3	45.6	65.8	135.6
Income tax provision	(22.6)	(24.5)	(23.0)	(9.1)	(79.2)

(Loss) income before cumulative effect of change in accounting principle	(52.7)	29.8	22.6	56.7	56.4
Cumulative effect of change in accounting principle, net of income taxes	0.9	—	—	—	0.9

Net (loss) income	$(51.8)	$29.8	$22.6	$56.7	$57.3

(Loss) income before cumulative effect of change in accounting principle per common share, basic	$(0.76)	$0.43	$0.32	$0.81	$0.8
Cumulative effect of change in accounting principle per common share, basic	0.01	—	—	—	0.01

Net (loss) income per common share, basic	$(0.75)	$0.43	$0.32	$0.81	$0.82

(Loss) income before cumulative effect of change in accounting principle per common share, diluted	$(0.76)	$0.40	$0.31	$0.71	$0.78
Cumulative effect of change in accounting principle per common share, diluted	0.01	—	—	—	0.01

Net (loss) income per common share, diluted	$(0.75)	$0.40	$0.31	$0.71	$0.79

Weighted average number of common shares outstanding, basic	69	70	70	70	70

Weighted average number of common shares outstanding, diluted	69	85	85	85	73

NII Holdings, Inc.
Reconciliations of Non-GAAP Financial Measures for 2004 — Non-Lagged Basis
(dollars in thousands, except for per subscriber data and metrics, unaudited)

The tables below include financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The following reconciliations of non-GAAP financial measures include forward looking statements with respect to the information identified as Guidance. NII Holdings, Inc. has made a number of assumptions, which may or may not prove to be correct, in preparing this Guidance. We caution you that these forward-looking statements are only predictions, which are subject to risks and uncertainties, including technical uncertainties, financial variations, changes in the regulatory environment, industry growth and trend predictions. We have attempted to identify, in context, some of the factors that we currently believe may cause actual future experience and results to differ from our current expectations regarding the relevant matter or subject area. The operation and results of our wireless communications business also may be subject to the effects of other risks and uncertainties including, but not limited to:

•	our ability to meet the operating goals established by our business plan;

•	general economic conditions in Latin America and in the market segments that we are targeting for our digital mobile services;

•	the political and social conditions in the countries in which we operate, including political instability, which may affect the economies of our markets and the regulatory schemes in these countries;

•	substantive terms of any international financial aid package that may be made available to any country in which our operating companies conduct business;

•	the impact of foreign exchange volatility in our markets compared to the U.S. dollar and related currency devaluations in countries in which our operating companies conduct business;

•	reasonable access to and the successful performance of the technology being deployed in our service areas, and improvements thereon, including technology deployed in connection with the introduction of digital two-way mobile data or Internet connectivity services in our markets;

•	the availability of adequate quantities of system infrastructure and subscriber equipment and components to meet our service deployment and marketing plans and customer demand;

•	the success of efforts to improve and satisfactorily address any issues relating to our digital mobile network performance;

•	future legislation or regulatory actions relating to our specialized mobile radio services, other wireless communication services or telecommunications generally;

•	the ability to achieve and maintain market penetration and average subscriber revenue levels sufficient to provide financial viability to our digital mobile network business;

•	the quality and price of similar or comparable wireless communications services offered or to be offered by our competitors, including providers of cellular services and personal communications services;

•	market acceptance of our new service offerings, including Nextel WorldwideSM and Nextel OnlineSM;

•	our ability to access sufficient debt or equity capital to meet any future operating and financial needs; and

•	other risks and uncertainties described from time to time in our reports filed with the Securities and Exchange Commission.

(1)	Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated OIBDA per subscriber represents consolidated OIBDA divided by the weighted average number of handsets in commercial service during the period. Consolidated OIBDA and consolidated OIBDA per subscriber are not measurements under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that consolidated OIBDA and consolidated OIBDA per subscriber provide useful information to investors because they are indicators of operating performance, especially in a capital intensive industry such as ours, since they exclude items that are not directly attributable to ongoing business operations. Our consolidated OIBDA and consolidated OIBDA per subscriber calculations are commonly used as some of the bases for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the wireless telecommunications industry. Consolidated OIBDA and consolidated OIBDA per subscriber can be reconciled to our consolidated statements of operations as follows:

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Consolidated operating income	$57,273	$57,713	$56,052	$79,325	$250,363
Consolidated depreciation and amortization	23,964	23,975	24,838	25,598	98,375

Consolidated operating income before depreciation and amortization	$81,237	$81,688	$80,890	$104,923	$348,738

Consolidated operating income before depreciation and amortization per subscriber	$18	$17	$16	$19

Consolidated operating income per subscriber	$13	$12	$11	$14

(2)	Adjusted net income represents our net income or loss excluding certain gains, losses and other charges that do not relate to the ongoing operations of our wireless business. Adjusted net income as defined above may not be similar to adjusted net income measures of other companies, is not a measurement under accounting principles generally accepted in the United States and should be considered in addition to, but not as a substitute for, the information contained in our statement of operations. We believe that adjusted net income is useful because it allows investors to evaluate our operating results and related financial performance for different periods on a more comparable basis by excluding items that do not relate to the ongoing operations of our wireless business. Adjusted net income and adjusted net income per basic share can be reconciled to our net loss and our net loss per basic share as follows:

	For the Year
	Ended
	December 31, 2004
		Per Basic Share
Net income	$57,289	$0.82
Loss on early extinguishment of debt, net	79,327	1.14
Cumulative effect of change in accounting principle, net	(970)	(0.01)

Adjusted net income	$135,646	$1.95

(3)	Net income excluding the net gain on early extinguishment of debt and the effect of foreign currency represents net income excluding gains and losses related to foreign currency transactions. Net income excluding the net gain on early extinguishment of debt and the effect of foreign currency as defined above may not be similar to net income excluding the net gain on early extinguishment of debt and the effect of foreign currency measures of other companies, is not a measurement under accounting principles generally accepted in the United States and should be considered in addition to, but not as a substitute for, the information contained in our statement of operations. We believe that net income excluding the net gain on early extinguishment of debt and the effect of foreign currency is useful because it allows investors to evaluate our operating results and related financial performance for different periods on a more comparable basis by excluding foreign currency transaction gains and losses that may affect our net income. Net income excluding the net gain on early extinguishment of debt and the effect of foreign currency and net income excluding the net gain on early extinguishment of debt and the effect of foreign currency per basic share can be reconciled to our net income and our net income per basic share as follows:

	For the Three Months Ended
	June 30, 2004		June 30, 2003
		Per Basic Share		Per Basic Share
Net income	$29,767	$0.43	$11,475	$0.19
Foreign currency transaction gains, net	(1,551)	(0.02)	(22,918)	(0.38)

Adjusted net income	$28,216	$0.41	$(11,443)	$(0.19)

	For the Three Months Ended
	September 30, 2004		September 30, 2003
		Per Basic Share		Per Basic Share
Net income	$22,606	$0.32	$48,382	$0.77
Gain on early extinguishment of debt, net	—	—	(22,404)	(0.36)
Foreign currency transaction losses, net	841	0.02	2,358	0.04

Adjusted net income	$23,447	$0.34	$28,336	$0.45

(4)	Average monthly revenue per handset/unit in service, or ARPU, is an industry term that measures service revenues per period from our customers divided by the weighted average number of handsets in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, service and repair, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows:

     a. Consolidated

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Digital service and other revenues	$275,105	$288,251	$306,703	$344,778	$1,214,837
Less: analog revenues	(2,320)	(2,274)	(2,172)	(2,352)	(9,118)
Less: other revenues	(22,061)	(22,266)	(25,058)	(28,483)	(97,868)

Total subscriber revenues	$250,724	$263,711	$279,473	$313,943	$1,107,851

ARPU calculated with subscriber revenues	$56	$55	$54	$57	$55

ARPU calculated with digital service and other revenues	$61	$60	$60	$63	$61

     b. Nextel Mexico

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Digital service and other revenues	$173,393	$180,407	$187,610	$208,513	$749,923
Less: analog revenues	(1,308)	(1,278)	(1,159)	(1,244)	(4,989)
Less: other revenues	(13,595)	(12,739)	(14,021)	(14,951)	(55,306)

Total subscriber revenues	$158,490	$166,390	$172,430	$192,318	$689,628

ARPU calculated with subscriber revenues	$78	$76	$74	$78	$77

ARPU calculated with digital service and other revenues	$85	$83	$81	$85	$83

c. Nextel Brazil

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Digital service and other revenues	$41,815	$43,053	$49,564	$58,398	$192,830
Less: analog revenues	(536)	(576)	(591)	(635)	(2,338)
Less: other revenues	(2,609)	(3,047)	(4,099)	(5,357)	(15,112)

Total subscriber revenues	$38,670	$39,430	$44,874	$52,406	$175,380

ARPU calculated with subscriber revenues	$33	$32	$34	$37	$34

ARPU calculated with digital service and other revenues	$36	$35	$38	$42	$38

     d. Nextel Argentina

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Digital service and other revenues	$37,181	$41,728	$45,989	$52,760	$177,658
Less: other revenues	(4,645)	(5,139)	(5,542)	(6,704)	(22,030)

Total subscriber revenues	$32,536	$36,589	$40,447	$46,056	$155,628

ARPU calculated with subscriber revenues	$38	$40	$40	$42	$40

ARPU calculated with digital service and other revenues	$44	$45	$46	$48	$46

     e. Nextel Peru

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Digital service and other revenues	$22,443	$22,819	$23,289	$24,777	$93,328
Less: analog revenues	(64)	(56)	(45)	(52)	(217)
Less: other revenues	(1,351)	(1,461)	(1,522)	(1,562)	(5,896)

Total subscriber revenues	$21,028	$21,302	$21,722	$23,163	$87,215

ARPU calculated with subscriber revenues	$47	$45	$43	$43	$44

ARPU calculated with digital service and other revenues	$50	$48	$46	$46	$47

(5)	Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows:

     a. Consolidated

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Handset and accessory revenues	$12,586	$15,645	$18,721	$18,119	$65,071
Less: cost of handset and accessory revenues	47,270	51,182	52,136	56,524	207,112

Handset subsidy costs	34,684	35,537	33,415	38,405	142,041
Selling and marketing	37,099	40,068	42,454	42,722	162,343

Costs per statement of operations	71,783	75,605	75,869	81,127	304,384
Less: costs unrelated to initial customer acquisition	(10,230)	(9,395)	(8,770)	(15,405)	(43,800)

Customer acquisition costs	$61,553	$66,210	$67,099	$65,722	$260,584

Cost per Gross Add	$355	$334	$323	$344	$338

     b. Nextel Mexico

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Handset and accessory revenues	$5,134	$5,184	$7,814	$7,870	$26,002
Less: cost of handset and accessory revenues	25,064	26,210	28,371	30,760	110,405

Handset subsidy costs	19,930	21,026	20,557	22,890	84,403
Selling and marketing	23,912	24,856	26,912	25,823	101,503

Costs per statement of operations	43,842	45,882	47,469	48,713	185,906
Less: costs unrelated to initial customer acquisition	(5,471)	(5,540)	(5,478)	(10,547)	(27,036)

Customer acquisition costs	$38,371	$40,342	$41,991	$38,166	$158,870

Cost per Gross Add	$461	$458	$458	$510	$470

     c. Nextel Brazil

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Handset and accessory revenues	$3,432	$5,481	$5,662	$4,611	$19,186
Less: cost of handset and accessory revenues	11,044	13,951	13,378	11,832	50,205

Handset subsidy costs	7,612	8,470	7,716	7,221	31,019
Selling and marketing	6,240	7,279	7,605	8,037	29,161

Costs per statement of operations	13,852	15,749	15,321	15,258	60,180
Less: costs unrelated to initial customer acquisition	(2,900)	(2,843)	(2,006)	(1,769)	(9,518)

Customer acquisition costs	$10,952	$12,906	$13,315	$13,489	$50,662

Cost per Gross Add	$259	$245	$229	$254	$246

     d. Nextel Argentina

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Handset and accessory revenues	$3,495	$4,455	$4,484	$4,707	$17,141
Less: cost of handset and accessory revenues	7,140	7,879	7,310	10,694	33,023

Handset subsidy costs	3,645	3,424	2,826	5,987	15,882
Selling and marketing	3,180	3,815	4,326	4,924	16,245

Costs per statement of operations	6,825	7,239	7,152	10,911	32,127
Less: costs unrelated to initial customer acquisition	(816)	(418)	(808)	(2,632)	(4,674)

Customer acquisition costs	$6,009	$6,821	$6,344	$8,279	$27,453

Cost per Gross Add	$195	$185	$168	$196	$186

     e. Nextel Peru

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Handset and accessory revenues	$525	$525	$761	$931	$2,742
Less: cost of handset and accessory revenues	4,022	3,142	3,077	3,238	13,479

Handset subsidy costs	3,497	2,617	2,316	2,307	10,737
Selling and marketing	2,650	3,077	2,589	2,457	10,773

Costs per statement of operations	6,147	5,694	4,905	4,764	21,510
Less: costs unrelated to initial customer acquisition	(975)	(524)	(391)	(345)	(2,235)

Customer acquisition costs	$5,172	$5,170	$4,514	$4,419	$19,275

Cost per Gross Add	$298	$245	$227	$209	$242

(6)	Net debt represents consolidated long-term debt less consolidated cash, cash equivalents and short-term investments. Net debt to consolidated operating income before depreciation and amortization represents net debt divided by consolidated operating income before depreciation and amortization. Net debt is not a measurement under accounting principles generally accepted in the United States, may not be similar to net debt measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our balance sheets. We believe that net debt and net debt to consolidated operating income before depreciation and amortization provide useful information concerning our liquidity and leverage. Net debt can be calculated as follows:

	As of March 31,	As of June 30,	As of September 30,	As of December 31,
	2004	2004	2004	2004
Consolidated long-term debt	$641,513	$640,277	$592,400	$596,194
Less: consolidated cash, cash equivalents and short-term investments	(413,000)	(399,837)	(357,022)	(369,385)

Net debt	$228,513	$240,440	$235,378	$226,809

Net debt to consolidated OIBDA and net debt to consolidated operating income are calculated as follows:

	As of March 31,	As of June 30,	As of September 30,	As of December 31,
	2004	2004	2004	2004
Net debt to consolidated operating income before depreciation and amortization	0.71	0.73	0.71	0.65
Net debt to consolidated operating income	1.10	1.16	1.14	0.91

(7)	Lifetime revenue per subscriber, or LRS, is calculated by dividing ARPU by the customer churn rate. The customer churn rate is an indicator of customer retention and represents the monthly percentage of the customer base that disconnects from service. Customer churn is calculated by dividing the number of handsets disconnected from commercial service during the period by the average number of handsets in commercial service during the period. LRS is not a measurement under accounting principles generally accepted in the United States, may not be similar to LRS measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe LRS is an indicator of the expected lifetime revenue of our subscribers, assuming that churn and ARPU remain constant as indicated. Based on ARPU calculated and reconciled under (4), LRS is as follows:

     a. Consolidated

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Lifetime subscriber revenue per subscriber	$2,972	$3,021	$3,151	$3,278	$3,111

Lifetime digital service and other revenue per subscriber	$3,261	$3,302	$3,458	$3,600	$3,411

     b. Nextel Mexico

					For the Year
	For the Three Months Ended				Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2004	2004	2004	2004	2004
Lifetime subscriber revenue per subscriber	$4,170	$4,396	$4,289	$4,371	$4,309

Lifetime digital service and other revenue per subscriber	$4,562	$4,766	$4,667	$4,739	$4,685